Capital Risk Management	12 Months Ended
Dec. 31, 2017
Capital Risk Management
Capital Risk Management

14. Capital Risk Management

The Partnership's objectives when managing capital are to safeguard the Partnership's ability to continue as a going concern and to pursue future growth opportunities. Among other metrics, the Partnership monitors capital using a total indebtedness to total assets ratio, which is total debt and derivative financial instruments divided by total assets. The total indebtedness to total assets ratio is as follows:

	As of December 31,
	2016	2017
Derivative financial instruments—current asset	—	(577)
Derivative financial instruments—non-current asset	(6,008)	(6,038)
Borrowings—current liability	73,922	103,829
Derivative financial instruments—current liability	1,836	269
Borrowings—non-current liability	1,170,844	1,051,767

Total indebtedness	1,240,594	1,149,250

Total assets	2,092,788	2,110,390
Total indebtedness/total assets	59.3%	54.5%